Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K/A of Awaysis Capital, Inc. for the fiscal year ended June 30, 2024, I, Michael Singh, Chairman of the Board and Co-Chief Executive Officer of Awaysis Capital, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Annual Report on Form 10-K/A for the fiscal year ended June 30, 2024 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Form 10-K/A for the fiscal year ended June 30, 2024, fairly presents, in all material respects, the financial condition and results of operations of Awaysis Capital, Inc.

April 22, 2025	By:	/s/ Michael Singh
Michael Singh Chairman of the Board and Co-Chief Executive Officer (Co-Principal Executive, Financial and Accounting Officer)